UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 28, 2010

                      Commission file numbers: 333-82084-01
                                               333-82084
PAPERWEIGHT DEVELOPMENT CORP.                       APPLETON PAPERS INC.
(Exact Name of Registrant as Specified in Its  (Exact Name of Registrant as
                   Charter)                            Specified in Its Charter)
                                   --------

                 Wisconsin                                 Delaware
   (State or Other Jurisdiction of           (State or Other Jurisdiction of
    Incorporation or Organization)           Incorporation or Organization)

             39-2014992                                  36-2556469
(I.R.S. Employer Identification No.)        (I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O. Box 359,
             Appleton,
             Wisconsin                                    54912-0359
(Address of Principal Executive Offices)                  (Zip Code)

    Registrant's telephone number, including area code: (920) 734-9841

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     On January 28, 2010, Appleton Papers Inc. announced that it has received the requisite consents from the beneficial owners of its 11.25% Second Lien Notes due 2015 to certain amendments to the indenture governing the Second Lien Notes. A copy of the press release is being furnished as Exhibit 99.1 and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d)               Exhibits
---               --------
99.1     Appleton Papers Inc. Press Release dated January 28, 2010.*

----------

*        Furnished herewith.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010

                                           Paperweight Development Corp.


                                           By:      /s/ Jeffrey J. Fletcher
                                                    -----------------------
                                           Name:    Jeffrey J. Fletcher
                                           Title:   Controller

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 28, 2010

                                           Appleton Papers Inc.


                                           By:      /s/ Jeffrey J. Fletcher
                                                    -----------------------
                                           Name:    Jeffrey J. Fletcher
                                           Title:   Controller

                                 Exhibit Index
                                 -------------

Exhibit No.   Description
-----------   -----------

99.1          Appleton Papers Inc. Press Release dated January 28, 2010.*

______________

*    Furnished herewith.